UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
November 13, 2006
Date of Report (Date of earliest event reported)
ALTRA INDUSTRIAL MOTION, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-124944	30-0283143

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Hayward Street Quincy, Massachusetts	02171

(Address of principal executive offices)	(Zip Code)
(617) 328-3300
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition
     This Current Report on Form 8-K/A amends the Current Report on Form 8-K dated October 31, 2006 of Altra Industrial Motion, Inc. (the “Company”). On November 10, 2006, the Company announced certain revisions to its unaudited financial results for the third quarter and first nine months of 2006 related to an increase in the gain on the curtailment of post-retirement benefits. The revisions were the result of a corrected actuarial report. A copy of the press release announcing the revisions is attached hereto as Exhibit 99.1, which is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits
99.1	Press release of Altra Industrial Motion, Inc., dated November 10, 2006, announcing certain revisions to its unaudited financial results for the third quarter and first nine months of 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRA INDUSTRIAL MOTION, INC.

/s/ Michael L. Hurt
Name:	Michael L. Hurt
Title:	Chief Executive Officer

Date: November 13, 2006

EXHIBIT INDEX

Number	Description

99.1	Press release of Altra Industrial Motion, Inc., dated November 10, 2006, announcing certain revisions to its unaudited financial results for the third quarter and first nine months of 2006.

4